UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2021

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                      Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, the Board of Directors (the “Board”) of Finward Bancorp (the “Bancorp”), upon the recommendation of the Compensation and Benefits Committee of the Board (the “Committee”), approved certain revisions to the Executive Incentive Plan of the Bancorp, which was originally adopted by the Board on October 27, 2017 (as revised, the “EIP”).  The EIP is designed to use a target bonus framework, with a target bonus established for each participant at the beginning of the year.  Payouts are determined as a percentage of the target opportunity based on performance relative to criteria established at the beginning of the year.  Awards under the EIP are made in the form of both cash bonuses and grants of time-based restricted stock.  All awards of restricted stock under the EIP are granted under and pursuant to the Bancorp’s shareholder approved 2015 Stock Option and Incentive Plan.  All of the Bancorp’s executive officers are eligible to participate in the EIP.

The Board approved the following revisions to the EIP, which are effective for the fiscal year beginning January 1, 2022 and ending December 31, 2022:

•
The EIP uses a target bonus framework and provides for payouts at, above, or below target based on the Bancorp’s results of return on assets, earnings per share growth, and efficiency ratio.  The Committee may modify payouts up or down based on certain corporate strategic and individual performance goals, as well as defined risk criteria, which are referred to in the plan as “modifiers.”  The Board approved a revision to the modifier for Relative Performance Comparisons, which evaluates Peoples Bank’s performance relative to a peer group, by increasing the payout adjustment from up to +/- 15% to up to +/- 20% based on performance relative to those goals.  The Board also approved a revision to the modifier for Strategic Objectives, which measures performance against specific goals related to Peoples Bank’s strategic priorities at the beginning of the year, by increasing the payout adjustment from up to +/- 15% to up to +/- 20% based on performance relative to those goals.  The Board also approved a revision to the individual performance modifier provisions by increasing the maximum adjustment for individual performance from +/- 15% to +/- 20%.

•
For the equity award component of the EIP, the Bancorp’s Chief Executive Officer will now have a target long-term incentive opportunity equal to 25% of base salary, and all other executives will have a target long-term incentive opportunity within a range of 10-20% of base salary.  The previous terms of the EIP provided that each executive would have a target long-term incentive opportunity equal to 12% of base salary.

•
The Board revised the “clawback” provision of the EIP to now provide that, in the event that within three years of an incentive payout, the Bancorp is required to prepare an accounting revision or restatement or determined that the incentives were paid based on inaccurate performance metric results, the Committee will determine whether a clawback of the incentives is appropriate.  Revised or corrected financial statements, in addition to restated financials, can now be considered by the Committee in determining whether a payout would have been reduced or whether any misconduct occurred.  Additionally, the Board added a provision to the clawback section of the EIP to now provide that, in the event the Committee determines that an incentive recipient engaged in fraud or intentional misconduct that resulted in significant financial and/or reputational harm to the Bancorp, the Committee will determine whether it is appropriate to clawback any incentive compensation awarded during the preceding three years (including equity awards).

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of the Bancorp.  For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: December 22, 2021
	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer